Putnam
High Yield
Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

[GRAPHIC OMITTED: WHITESHELL]

[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits are growing impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years. These favorable economic conditions have contributed to strong returns in both the stock and bond markets over the reporting period.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

We are pleased to report that for the six-month period ended February 29, 2004, the performance of Putnam High Yield Trust was strong, both on an absolute basis and relative to its competitors. A focus on lower-quality bonds helped the fund outperform its Lipper peer group, although it finished slightly behind its benchmark index. This assessment is based on results at net asset value. Details appear on the facing page.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004



Report from Fund Management

Fund highlights

 * Putnam High Yield Trust posted strong returns during the six months ended February 29, 2004, with class A shares returning 10.48% at net asset value (NAV) and 5.18% at public offering price (POP).

 * The fund's returns at NAV were slightly behind those of its benchmark, the JP Morgan Chase Global High Yield Index, which returned 10.92% during the same period.

 * The fund's focus on lower-quality bonds enabled it to outperform the 9.59% average for its Lipper category, High Current Yield Funds, based on results at NAV.

 * The fund's dividend was adjusted on October 17, 2003. The new dividend for class A shares is $0.049. Please refer to page 5 for further details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

During the six months ended February 29, 2004, your fund benefited from its significant exposure to lower-rated high-yield bonds. These types of securities delivered the strongest performance as the high-yield market continued its rally. This structure kept the fund's returns at NAV ahead of the average for its competitive universe, as many of its peers held a smaller concentration in lower-rated bonds. Despite our overweighting of the lower-rated sector, the fund's returns were marginally behind those of its benchmark index. We attribute this to the fact that an index, by its nature, is always 100% invested in securities while a mutual fund generally maintains a percentage of its portfolio in cash or cash equivalents to meet normal cash flow demands. Typically, your fund holds 4% to 5% of its assets in cash or cash equivalents. We estimate that this cash position held back the fund's performance, enough to account for most of the difference in return relative to the index. This issue was not a factor in your fund's performance relative to its Lipper category, since other funds in the category also maintain cash balances.

FUND PROFILE

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.


Market overview

With the exception of a small pause in the second half of January and early February, the high-yield market trended steadily upward during your fund's semiannual period. A strengthening economy, falling default rates, an improving equity market, and declining interest rates were the factors that helped provide a positive backdrop.

Within this almost perfect environment for high-yield bonds, the high-yield market attracted net inflows of cash from investors. The lower-rated sector of the market -- such as CCC-rated securities -- saw the greatest benefit from this positive market backdrop.

In January and February, the high-yield market came under some pressure due to concerns that the Federal Reserve Board might raise short-term interest rates sooner than had been widely expected. However, in our view, the impact of these concerns was relatively mild and it has not disrupted our longer-term positive outlook for high-yield bonds.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       10.92%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.92%
------------------------------------------------------------------------------
Lehman Government Credit Index (U.S. government and
corporate bonds)                                                        5.35%
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.53%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.59%
------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  21.31%
------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                     15.23%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/29/04.
------------------------------------------------------------------------------


Strategy overview

There were no significant changes in our strategy during the period. Based on our view of where we were in the high-yield market cycle, we had anticipated the strong performance of lower-rated debt securities and positioned the portfolio to benefit from it. We also continued to maintain broad diversification by both company and industry. We continued to pursue detailed credit analysis, making sure that any investments we chose for the fund fit with our portfolio profile in terms of weightings, sector allocations, and credit ratings. In conducting our research, our analysts seek companies characterized by a sustainable competitive advantage, a manageable debt structure, and the ability to generate adequate levels of cash flow. These companies should also have downside protection in the event of a negative development.

At this point, we have begun to consider reducing the fund's overweight to lower-rated securities. The high-yield market appears to now be transitioning from a period of extremely strong returns to one of more stable, moderate returns. In this market phase, a smaller overweight to the lower-rated sectors may be warranted.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                           as of 8/31/03       as of 2/29/04

Consumer cyclicals              17.3%               22.3%

Consumer staples                17.0%               12.6%

Communications services         10.7%               10.0%

Basic materials                  9.6%                9.9%

Capital goods                    7.6%                9.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

During such a strong period, nearly all of your fund's holdings offered positive returns. Among the fund's larger positions, cable television company Charter Communications was one of the top performers. While the firm faced competitive and financial pressures, the company met expectations and management's moves to refinance debt eased some of its financial difficulties.

In addition, finance company Finova provided solid returns. The company had encountered significant difficulties a few years ago, particularly in its airplane finance business. The firm worked to liquidate assets and manage its sizeable portfolio of loans. Given an improving economy, the company's portfolio of investments has performed better than originally expected.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  CSC Holdings, Inc.
   Ser. M, $11.125 cum. pfd.
   Communications services

2  Qwest Corp. 144A
   Notes 8 7/8s, 2012
   Communications services

3  Freddie Mac
   Notes 1.4s, 2004
   U.S. government and agency obligations

4  PSF Group Holdings, Inc. 144A
   Class A
   Consumer staples

5  NRG Energy, Inc. 144A
   Sr. sec. notes 8s, 2013
   Utilities and power

6  Hercules, Inc.
   Company guaranty 11 1/8s, 2007
   Basic materials

7  Centennial Cellular Operating Co.
   Company guaranty 10 1/8s, 2013
   Communications services

8  Echostar DBS Corp. 144A
   Sr. notes 6 3/8s, 2011
   Consumer staples

9  Samsonite Corp.
   Sr. sub. notes 10 3/4s, 2008
   Consumer cyclicals

10 Crown Holdings SA
   Notes 9 1/2s, 2011 (France)
   Capital goods

Footnote reads:
These holdings represent 5.9% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.

The fund's sizeable stake in the chemicals sector, which represented an overweighting relative to the benchmark, also boosted returns. Key holdings in this sector included diversified chemicals manufacturer Huntsman International and commodity chemical producer Millennium Chemicals.* Although energy prices were high, leading to skepticism about the sector's prospects, this cyclical sector benefited from the improving economy.

Not all of the fund's chemicals investments prospered, however. Among the fund's few detractors during the period was Solutia, a diversified specialty chemical company. The firm made news when it settled a high-profile PCB contamination lawsuit in Alabama, and appeared to be on its way to working out balance sheet problems. However, the company surprised the market by filing for bankruptcy in late 2003 and we have since eliminated the bonds from the portfolio.

* After the close of the reporting period, Lyondell Chemical Co., another fund holding, agreed to acquire Millennium Chemicals Inc. This transaction would also involve a third fund holding, Equistar Chemicals LP, which is currently 70% owned by Lyondell and 30% owned by Millennium. Announcement of this merger had a substantial impact on Millennium's stock price; however, thus far it has had little impact on the prices of these bonds or their credit profiles.


Bonds issued by Levi-Strauss also declined in price, as the company faced an increasingly competitive environment for blue jeans and posted results that were below expectations. We have maintained the investment, as the company's bonds are trading at a significant discount at a time when we believe management seems to be stabilizing operations.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Falling interest rates throughout much of the fiscal year made it necessary to decrease the fund's dividend. Class A shares were reduced from $0.055 to $0.049 in October 2003. Other share classes experienced similar reductions.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of the team are Stephen Peacher (Portfolio Leader), Norm Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neal Reiner, and Joseph Towell.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The economic backdrop continues to be favorable for high-yield bonds, which are enjoying a steady influx of cash from investors. The Federal Reserve Board appears to be on hold with monetary policy. As such, we expect that short-term interest rates should remain at historically low levels for a reasonable period of time. The economy, bond yields, and interest rates will influence the high-yield market in the next six months. However, we feel that returns will be influenced more by where we are in the high-yield market cycle, which is subject to the interplay among new issuance, default rates, total returns, and valuations.

To illustrate, the high-yield market can become frothy with speculation, leading to the issuance of bonds by companies with shaky creditworthiness, as seen in the late '90s and into 2000. This oversupply then typically leads to a rise in the default rate, lower total returns, and an overall contraction in the high-yield market. Issuance subsides and leveraged companies then turn their attention to shoring up their balance sheets. In turn, this improved fiscal sanity attracts investors once again, and high-yield bonds start to offer strong returns as they rebound from depressed valuations amid a declining default rate.

We believe that we have just emerged from the sharp rebound typical of this recovery phase of the market cycle. From this point, we envision less dramatic returns than seen over approximately the past 17 months, but still a positive backdrop for high-yield bonds. Consistent with this expected market environment, it is likely that at some point in 2004 we will moderate our emphasis on lower-rated securities. We will continue to look at such factors as new issuance, valuations, and defaults to divine where we are in the market cycle and fine-tune the portfolio accordingly.


The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
-----------------------------------------------------------------------------------------------------
                         Class A           Class B           Class C           Class M       Class R
(inception dates)       (2/14/78)         (3/1/93)          (3/19/02)          (7/3/95)     (1/21/03)
-----------------------------------------------------------------------------------------------------
                       NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP      NAV
-----------------------------------------------------------------------------------------------------
6 months             10.48%    5.18%    9.96%    4.96%    9.98%    8.98%   10.32%    6.79%   10.34%
-----------------------------------------------------------------------------------------------------
1 year               24.60    18.67    23.64    18.64    23.45    22.45    24.28    20.17    24.36
-----------------------------------------------------------------------------------------------------
5 years              27.20    21.11    22.60    21.11    22.11    22.11    25.56    21.49    25.69
Annual average        4.93     3.90     4.16     3.90     4.08     4.08     4.66     3.97     4.68
-----------------------------------------------------------------------------------------------------
10 years             67.81    59.84    55.85    55.85    55.09    55.09    63.68    58.41    63.81
Annual average        5.31     4.80     4.54     4.54     4.49     4.49     5.05     4.71     5.06
-----------------------------------------------------------------------------------------------------
Annual average
(life of fund)        9.30     9.09     8.36     8.36     8.46     8.46     8.90     8.76     9.03
-----------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


-------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
-------------------------------------------------------------------
                                                     Lipper High
                                JP Morgan Chase      Current Yield
                                Global High          Funds category
                                Yield Index*         average+
-------------------------------------------------------------------
6 months                        10.92%               9.59%
-------------------------------------------------------------------
1 year                          24.82               21.90
-------------------------------------------------------------------
5 years                         35.37               20.16
Annual average                   6.24                3.54
-------------------------------------------------------------------
10 years                       102.18               62.98
Annual average                   7.29                4.87
-------------------------------------------------------------------
Annual average
(life of fund)                     --                9.02
-------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* This index began operations on 12/31/93.

+ Over the 6-month and 1-, 5-, and 10-year periods ended 2/29/04, there were 421, 411, 264, and 75 funds, respectively, in this Lipper category.


---------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/29/04
---------------------------------------------------------------------------------------------------------
                                   Class A        Class B    Class C           Class M       Class R
---------------------------------------------------------------------------------------------------------
Distributions (number)                 6              6          6                 6             6
---------------------------------------------------------------------------------------------------------
Income                              $0.300         $0.270     $0.271            $0.289         $0.290
---------------------------------------------------------------------------------------------------------
Capital gains                          --             --         --               --              --
---------------------------------------------------------------------------------------------------------
Total                               $0.300         $0.270     $0.271            $0.289         $0.290
---------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------
8/31/03                       $7.55      $7.93      $7.52      $7.52      $7.55      $7.80      $7.55
---------------------------------------------------------------------------------------------------------
2/29/04                        8.03       8.41*      7.99       7.99       8.03       8.30       8.03
---------------------------------------------------------------------------------------------------------
Current return
(end of period)
---------------------------------------------------------------------------------------------------------
Current dividend rate 1       7.32%      6.99%      6.61%      6.46%      7.02%      6.80%      7.02%
---------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                    6.13       5.85       5.37       5.36       5.87       5.68       5.88
---------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




---------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------
                        Class A          Class B           Class C          Class M        Class R
(inception dates)      (2/14/78)         (3/1/93)         (3/19/02)         (7/3/95)      (1/21/03)
---------------------------------------------------------------------------------------------------
                     NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP      NAV
---------------------------------------------------------------------------------------------------
6 months            8.49%    3.37%    8.12%    3.12%    7.99%    6.99%    8.48%    4.93%    8.22%
---------------------------------------------------------------------------------------------------
1 year             22.46    16.72    21.50    16.50    21.49    20.49    22.14    18.15    22.06
---------------------------------------------------------------------------------------------------
5 years            25.76    19.79    21.21    19.73    20.68    20.68    24.14    20.15    24.10
Annual average      4.69     3.68     3.92     3.67     3.83     3.83     4.42     3.74     4.41
---------------------------------------------------------------------------------------------------
10 years           74.80    66.51    62.36    62.36    61.54    61.54    70.56    65.06    70.36
Annual average      5.74     5.23     4.97     4.97     4.91     4.91     5.48     5.14     5.47
---------------------------------------------------------------------------------------------------
Annual average
(life of fund)      9.29     9.09     8.35     8.35     8.45     8.45     8.89     8.76     9.02
---------------------------------------------------------------------------------------------------

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: MORNINGSTAR RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.60

Taxable bond
fund average           0.32

Percentile rank [plot as risk bar]: 31%

0%   INCREASING RISK   100%


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.



Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Credit Index is an unmanaged index of U.S fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
February 29, 2004 (Unaudited)

Corporate bonds and notes (88.3%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $840,926 Adams Outdoor Advertising bank term
               loan FRN 4.37s, 2008  (acquired
               4/2/03, cost $838,824) (RES)                            $844,780
     3,950,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           4,266,000
                                                                 --------------
                                                                      5,110,780

Automotive (2.5%)
-------------------------------------------------------------------------------
     2,615,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   2,928,800
     7,959,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                 7,760,025
     1,475,000 Dana Corp. notes 10 1/8s, 2010                         1,718,375
     8,472,000 Dana Corp. notes 9s, 2011                             10,187,580
     1,199,000 Dana Corp. notes 7s, 2029                              1,181,015
     1,598,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                             1,685,890
     3,096,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                         3,111,480
         9,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                              9,675
     4,990,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                              5,089,800
     1,780,000 Dura Operating Corp. 144A sr. notes
               8 5/8s, 2012                                           1,913,500
     2,735,000 Federal Mogul Corp. bank term loan
               FRN Libor plus a specified
               amount, 2005 (acquired 10/29/03,
               cost $2,249,538) (RES)                                 2,466,059
     6,365,000 Federal Mogul Corp. bank term loan
               FRN 3.60s, 2005 (acquired
               various dates from 10/28/03 to
               10/29/03, cost $5,465,358) (RES)                       5,744,413
       611,646 Hayes Lemmerz International, Inc.
               bank term loan FRN 4.9622s,
               2009 (acquired 6/3/03, cost
               $605,529) (RES)                                          621,203
     6,522,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            7,663,350
     3,785,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   3,926,938
     5,925,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   6,132,375
       220,000 Plastech bank term loan FRN 5 3/4s,
               2010 (acquired 2/9/04, cost
               $220,000) (RES)                                          223,300
       110,000 Plastech 2nd. Lien bank term loan
               FRN 5.62s, 2011 (acquired
               2/9/04, cost $110,000) (RES)                             111,788
     1,485,000 SPX Corp. bank term loan FRN Ser. B,
               3.1144s, 2009 (acquired
               various dates from 7/23/02 to
               8/26/03, cost $1,485,000) (RES)                        1,493,818
       310,345 Tenneco Automotive, Inc. bank term
               loan FRN 4.44s, 2010  (acquired
               12/10/03, cost $310,345) (RES)                           315,517
       139,655 Tenneco Automotive, Inc. bank term
               loan FRN 4.37s, 2010  (acquired
               12/10/03, cost $139,655) (RES)                           142,099
     2,010,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                         2,170,800
    12,200,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                 14,213,000
       520,000 TRW Automotive bank term loan FRN
               3.4375s, 2011 (acquired 1/7/04, cost
               $520,000) (RES)                                          528,450
                                                                 --------------
                                                                     81,339,250

Basic Materials (9.7%)
-------------------------------------------------------------------------------
         3,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                              3,234
     4,874,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               5,361,400
       877,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             776,145
     5,699,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           4,901,140
     5,447,586 Alabama River Newsprint bank term
               loan FRN 5.188s, 2004  (acquired
               various dates from 4/14/98 to
               5/15/02, cost $4,959,742) (RES)                        5,338,634
     5,218,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                         5,935,475
     4,210,000 Armco, Inc. sr. notes 8 7/8s, 2008                     3,704,800
     2,965,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                             2,535,075
     5,099,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                             3,671,280
       897,750 Buckeye Technologies, Inc. bank term
               loan FRN 3.7021s, 2010  (acquired
               various dates from 11/20/03 to
               11/21/03, cost $902,250) (RES)                           902,239
     5,629,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     6,417,060
     7,145,000 Compass Minerals International Inc.
               stepped-coupon zero % (12 3/4s,
               12/15/07), 2012 (STP)                                  5,787,450
    11,258,454 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s,
               2008 (acquired various dates from
               7/18/01 to 11/26/03, cost
               $6,829,562) (RES) (PIK)                                5,966,981
     3,665,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   3,747,463
    14,008,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                         15,198,680
     3,595,000 Equistar Chemicals LP/Equistar
               Funding Corp. sr. notes 10 5/8s,
               2011                                                   3,900,575
     3,390,000 Four M Corp. sr. notes Ser. B, 12s,
               2006                                                   3,390,000
     1,760,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                   1,724,800
     2,985,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                  3,402,900
     3,589,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   3,786,395
         1,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               1,080
     7,150,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 8,043,750
       746,250 Graphics Packaging bank term loan
               FRN 3.921s, 2010 (acquired
               8/6/03, cost $746,250) (RES)                             756,356
    14,103,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                         16,782,570
    11,005,000 HMP Equity Holdings Corp. 144A sr.
               disc. notes zero %, 2008                               5,832,650
     3,045,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                              3,425,625
     3,945,714 Huntsman Corp. bank term loan FRN
               Ser. A, 5.9375s, 2007  (acquired
               various dates from 6/10/02 to
               9/24/03, cost $3,623,568) (RES)                        3,822,410
     2,721,415 Huntsman Corp. bank term loan FRN
               Ser. B, 9 1/2s, 2007  (acquired
               various dates from 3/6/02 to
               9/24/03, cost $2,462,000) (RES)                        2,636,371
     8,308,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 8,453,390
    12,978,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     6,099,660
EUR  7,176,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                         8,558,155
    $3,710,000 Huntsman LLC 144A sec. notes
               11 5/8s, 2010                                          3,876,950
     9,839,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                 11,068,875
        25,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                     27,625
       260,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006  (In
               default) (NON)                                           232,700
     3,547,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003  (In
               default) (DEF) (NON)                                     523,183
EUR    360,000 Kappa Beheer BV company guaranty
               stepped-coupon Ser. EUR, zero %
               (12s, 7/15/04), 2009 (Netherlands)
               (STP)                                                    459,527
    $3,475,000 Kappa Beheer BV company guaranty
               10 5/8s, 2009 (Netherlands)                            3,700,875
       660,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     719,400
     7,294,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  7,531,055
       735,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    764,400
     9,719,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                          10,204,950
EUR    322,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  447,823
    $8,555,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 9,624,375
     2,961,697 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          3,405,952
     8,371,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  9,082,535
     1,570,000 Millennium America, Inc. company
               guaranty 7 5/8s, 2026                                  1,491,500
     1,750,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                     1,898,750
       687,500 Nalco Co. bank term loan FRN 3.62s,
               2010 (acquired 11/6/03, cost
               $687,500) (RES)                                          693,945
     2,690,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                   2,797,600
EUR    685,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     859,485
EUR    685,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                     859,485
   $10,375,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                          10,893,750
     4,654,050 Noveon International bonds 13s, 2011                   4,933,293
     1,170,000 Noveon International company
               guaranty Ser. B, 11s, 2011                             1,339,650
     1,449,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                          1,523,261
     2,553,936 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                     2,490,088
     3,078,797 Pioneer Cos., Inc. sec. FRN 4.663s,
               2006                                                   3,001,827
     5,450,000 Potlatch Corp. company guaranty 10s,
               2011                                                   6,131,250
     2,070,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                 2,070,000
     1,660,000 Resolution Performance Products, LLC
               144A sec. notes 8s, 2009                               1,676,600
     2,000,000 Rhodia SA notes 9s, 2009 (acquired
               various dates from 11/21/03 to
               12/2/03, cost $2,051,047) (France)
               (RES)                                                  2,450,000
EUR  1,910,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s,
               2005 (France)                                          2,325,337
    $2,540,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero % (12s,
               6/1/06), 2013 (STP)                                    1,930,400
EUR  4,040,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      5,156,912
      $660,000 SGL Carbon, LLC bank guaranty FRN
               4.22s, 2009 (acquired 2/26/04, cost
               $663,300) (RES)                                          661,650
       400,000 Smurfit Capital Funding PLC notes
               6 3/4s, 2005 (Ireland)                                   416,000
        76,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                             82,460
       600,000 St. Mary's Cement Corp. bank term
               loan FRN 3.69s, 2009  (acquired
               11/26/03, cost $600,000) (RES)                           604,500
     4,379,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  4,860,690
     1,334,122 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                        1,287,428
     7,480,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                           8,340,200
     3,555,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           3,861,619
     1,390,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                         1,327,450
       570,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                    245,100
     1,915,000 Texas Petrochemical Corp. sr. sub.
               notes Ser. B, 11 1/8s, 2006  (In
               default) (NON)                                           823,450
     8,145,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          9,285,300
     3,660,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                           3,788,100
     1,660,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                           1,871,650
     2,475,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                          2,864,813
     4,491,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                           2,200,590
       380,600 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                  137,016
     1,355,000 Wellman 1st. Lien bank term loan FRN
               6s, 2009 (acquired 2/4/04, cost
               $1,355,000) (RES)                                      1,381,535
     2,425,000 Wellman 2nd. Lien bank term loan FRN
               8 3/4s, 2010 (acquired 2/4/04, cost
               $2,376,500) (RES)                                      2,376,500
       365,270 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                           237,426
       730,540 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                           482,156
     3,636,000 WHX Corp. sr. notes 10 1/2s, 2005                      3,308,760
                                                                 --------------
                                                                    317,501,494

Beverage (0.2%)
-------------------------------------------------------------------------------
       398,440 Constellation Brands, Inc. bank term
               loan FRN 3.2125s, 2008  (acquired
               11/3/03, cost $398,440) (RES)                            403,385
     1,463,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                  1,525,178
     3,088,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              3,427,680
       338,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               366,730
                                                                 --------------
                                                                      5,722,973

Broadcasting (1.7%)
-------------------------------------------------------------------------------
       635,000 DirecTV bank term loan FRN Ser. B,
               3.8908s, 2010 (acquired
               various dates from 3/4/03 to 8/5/03,
               cost $635,000) (RES)                                     641,033
    23,030,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                  1,439,375
     3,007,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                          3,285,148
     3,423,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                   3,867,990
    15,140,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                          16,048,400
       625,000 Echostar DBS Corp. 144A sr. notes
               FRN 4.405s, 2008                                         650,000
       558,243 Emmis Communications Corp. bank term
               loan FRN Ser. C, 3 3/8s,
               2009 (acquired 6/20/02, cost
               $557,545) (RES)                                          564,368
    13,580,000 Granite Broadcasting Corp. 144A sec.
               notes 9 3/4s, 2010                                    13,342,350
     1,783,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                  1,983,588
       382,042 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                               387,773
       420,000 Pegasus Communications Corp. sr.
               notes 12 1/2s, 2007                                      386,400
     3,440,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                   3,199,200
     2,866,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008                                           1,619,290
     6,183,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     6,615,810
     3,385,000 Young Broadcasting, Inc. 144A sr.
               sub. notes 8 3/4s, 2014                                3,503,475
                                                                 --------------
                                                                     57,534,200

Building Materials (0.7%)
-------------------------------------------------------------------------------
     1,057,000 American Standard Cos., Inc. company
               guaranty 7 5/8s, 2010                                  1,199,695
     2,869,000 Building Materials Corp. company
               guaranty 8s, 2008                                      2,869,000
     5,474,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                    5,747,700
     2,075,000 Interface, Inc. 144A sr. sub. notes
               9 1/2s, 2014                                           2,054,250
       451,750 NCI Building Systems, Inc. bank term
               loan FRN Ser. B, 4.4125s,
               2008 (acquired 9/4/02, cost
               $451,750) (RES)                                          454,950
     5,245,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon zero %  (10s,
               11/15/07), 2011 (STP)                                  3,868,188
     4,175,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                           4,655,125
       969,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                             998,477
         4,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                             1,760
     5,755,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         2,532,200
                                                                 --------------
                                                                     24,381,345

Cable Television (3.6%)
-------------------------------------------------------------------------------
       230,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                    221,950
     3,211,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                  3,130,725
     2,918,000 Adelphia Communications Corp. sr.
               notes 7 7/8s, 2009 (In default)
               (NON)                                                  2,772,100
     2,431,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007  (In
               default) (NON)                                         2,345,915
     1,340,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009  (In
               default) (NON)                                         1,293,100
     3,950,000 Atlantic Broadband Finance LLC 144A
               sr. sub. notes 9 3/8s, 2014                            3,959,875
     5,320,000 Century Cable Holdings bank term
               loan FRN 6s, 2009 (acquired
               various dates from 5/20/02 to
               6/11/02, cost $4,639,400) (RES)                        5,082,818
     2,453,788 Charter Communications Holdings, LLC
               bank term loan FRN Ser. B,  3.87s,
               2008 (acquired 10/22/01, cost
               $2,398,577) (RES)                                      2,383,582
     2,258,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                   1,383,025
     4,938,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                   3,234,390
     5,946,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                   4,845,990
    10,835,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          9,616,063
    10,927,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          9,615,760
    13,360,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                  11,155,600
     8,070,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                   6,879,675
       211,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                     232,100
     6,818,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                   7,346,395
       440,000 Frontier Vision bank term loan FRN
               Ser. B, 5.525s, 2006  (acquired
               5/20/02, cost $407,000) (RES)                            435,967
     5,000,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN
               3.9375s, 2009 (acquired various
               dates from 1/9/01 to 11/5/01, cost
               $4,992,125) (RES)                                      5,019,445
     3,570,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                 3,623,550
     5,053,836 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010 (acquired
               various dates from 5/20/02 to
               11/21/02, cost $4,272,863) (RES)                       4,788,510
     2,205,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                       2,458,575
       930,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                         985,800
EUR  1,420,000 ONO Finance PLC sr. notes Ser. REGS,
               14s, 2011 (United Kingdom)                             1,940,473
    $1,993,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                          1,763,805
     7,354,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 8,383,560
    12,876,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom)  (In
               default) (NON)                                         8,562,540
       280,000 TeleWest Communications PLC debs.
               9 5/8s, 2006 (United Kingdom)  (In
               default) (NON)                                           182,000
     1,935,000 TeleWest Communications PLC sr.
               notes Ser. S, 9 7/8s, 2010 (United
               Kingdom) (In default) (NON)                            1,219,050
       775,000 TeleWest Communications PLC 144A sr.
               notes 11 1/4s, 2008 (United Kingdom)
               (In default) (NON)                                       511,500
     2,670,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                  2,796,825
                                                                 --------------
                                                                    118,170,663

Capital Goods (9.6%)
-------------------------------------------------------------------------------
     2,500,000 Advanced Glass Fiber Yarns bank term
               loan FRN Ser. B, 8 1/4s,
               2005 (acquired 7/18/02, cost
               $2,106,250) (RES)                                      2,000,000
     7,970,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           8,189,175
       900,000 AGCO Corp. bank term loan FRN 3.35s,
               2008 (acquired 12/3/03, cost
               $900,000) (RES)                                          909,000
    11,355,121 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                             114
       539,598 Allied Waste Industries, Inc. bank
               term loan FRN 3.907s, 2010 (acquired
               4/25/03, cost $539,598) (RES)                            547,782
        91,071 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 1.12s,
               2010 (acquired 4/25/03, cost
               $91,071) (RES)                                            92,405
    12,694,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 9 1/4s,
               2012                                                  14,312,485
     9,367,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                  10,444,205
     5,065,000 Allied Waste North America, Inc.
               144A sec. notes 6 1/2s, 2010                           5,140,975
     9,451,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                           9,427,373
     5,398,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                   5,384,505
     2,015,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                   2,186,275
     6,038,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                   5,902,145
     5,492,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       5,217,400
     2,468,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                 2,862,880
     5,540,000 Blount, Inc. company guaranty 13s,
               2009                                                   5,983,200
    12,105,000 Blount, Inc. company guaranty 7s,
               2005                                                  12,347,100
    10,273,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       9,913,445
     2,300,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     2,369,000
     5,785,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                          6,739,525
    13,650,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                              15,356,250
     3,300,000 Decrane Aircraft Holdings Co. bank
               term loan FRN 12s, 2008  (acquired
               various dates from 11/25/03 to
               1/29/04, cost $3,312,500) (RES)                        3,300,000
    11,600,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                     7,656,000
       744,375 EaglePicher bank term loan FRN
               4.671s, 2009 (acquired 8/6/03, cost
               $748,750) (RES)                                          751,199
     7,141,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           7,926,510
     3,075,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               3,666,938
EUR    405,000 Flender Holdings 144A sr. notes 11s,
               2010 (Denmark)                                           581,117
      $884,961 Flowserve Corp. bank term loan FRN
               Ser. C, 3.8952s, 2009  (acquired
               various dates from 4/30/02 to
               2/26/04, cost $888,811) (RES)                            892,389
     3,802,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          4,372,300
       849,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                     865,980
       382,500 Goodman Manufacturing bank term loan
               FRN 3 1/4s, 2009  (acquired
               11/20/03, cost $382,500) (RES)                           386,803
     3,755,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                   3,933,363
DEM  6,155,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,
               2007 (Netherlands)                                     3,635,854
    $2,620,000 International Wire Group Inc.
               company guaranty Ser. B, 11 3/4s,
               2005  (In default) (NON)                               1,971,550
     6,395,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       6,276,501
EUR  2,530,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                          3,202,736
    $2,784,600 JII Holdings LLC 144A secd. notes
               13s, 2007                                              2,366,910
     5,340,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                   5,967,450
     1,116,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                   1,152,270
     8,790,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  9,031,725
       618,375 Laidlaw International, Inc. bank
               term loan FRN 5 1/2s, 2009
               (acquired 6/18/03, cost $606,008)
               (RES)                                                    627,908
    10,430,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                   11,968,425
     9,150,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               9,882,000
     3,834,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                 4,361,175
EUR  1,640,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                 2,271,670
    $2,030,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                           2,131,500
     2,834,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                  2,479,750
         4,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                      4,360
     6,540,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  6,883,350
     4,810,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  5,098,600
     8,313,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           9,123,518
     1,500,000 Owens-Illinois, Inc. bank term loan
               FRN 3.88s, 2008 (acquired
               7/17/03, cost $1,505,625) (RES)                        1,510,001
     4,795,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   4,998,788
     6,496,000 Roller Bearing Company of America
               company guaranty Ser. B,  9 5/8s,
               2007                                                   6,398,560
       500,000 Roper bank term loan FRN 3.113s,
               2008 (acquired 12/22/03, cost
               $500,000) (RES)                                          505,625
     6,671,000 Sensus Metering Systems Inc. 144A
               sr. sub. notes 8 5/8s, 2013                            6,779,404
     3,561,000 Sequa Corp. sr. notes 9s, 2009                         3,952,710
     3,255,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           3,580,500
       950,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    847,875
       550,000 Solo Cup Co. bank guaranty FRN
               3.652s, 2011 (acquired 2/19/04, cost
               $553,300) (RES)                                          557,838
     3,850,000 Solo Cup Co. 144A sr. sub. notes
               8 1/2s, 2014                                           4,013,625
    11,783,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                 12,725,640
     4,115,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                           4,289,888
     1,540,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                   1,724,800
     6,295,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          7,129,088
     5,530,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                         6,304,200
       249,375 Transdigm, Inc. bank term loan FRN
               4s, 2010 (acquired 7/21/03, cost
               $249,375) (RES)                                          251,973
     4,032,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                           4,354,560
                                                                 --------------
                                                                    318,020,165

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------
EUR  2,500,000 CB Bus AB sr. sub. notes 11s, 2010
               (Sweden)                                               2,903,876
    $8,593,000 Coinmach Corp. sr. notes 9s, 2010                      9,151,545
       246,193 Corrections Corporation of America
               bank term loan FRN 3.8756s,
               2008 (acquired 8/5/03, cost
               $246,193) (RES)                                          248,963
     7,564,711 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                             332,847
DEM  7,134,747 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                          199,401
      $498,750 IESI Corp. bank term loan FRN
               4.287s, 2010 (acquired various
               dates from 10/20/03 to 10/21/03,
               cost $501,563) (RES)                                     504,361
     5,997,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   6,536,730
       569,874 Pike Electric bank term loan FRN
               4.402s, 2010 (acquired 2/27/04, cost
               $578,422) (RES)                                          573,257
                                                                 --------------
                                                                     20,450,980

Communication Services (8.0%)
-------------------------------------------------------------------------------
     5,448,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     5,842,980
     6,580,000 Alamosa Delaware, Inc. 144A sr.
               notes 8 1/2s, 2012                                     6,283,900
     1,795,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                  1,669,350
     7,435,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                      7,472,175
     2,396,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                           2,539,760
     3,360,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                           3,225,600
     6,940,000 American Towers, Inc. 144A sr. sub.
               notes 7 1/4s, 2011                                     7,096,150
     5,905,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    664,313
     1,564,000 Cellular Operating Co., LLC sr. sub.
               notes 10 3/4s, 2008                                    1,642,200
    15,290,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                        16,054,500
     1,335,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                            1,261,575
     7,330,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                  7,549,900
     3,752,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                   3,752,000
     4,090,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           4,304,725
     6,323,562 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                          15,809
       498,750 Crown Castle International Corp.
               bank term loan FRN 4.66s,
               2010 (acquired 10/3/03, cost
               $498,750) (RES)                                          507,339
     8,951,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     9,846,100
       498,750 Dobson Communications Corp. bank
               term loan FRN 4.3754s, 2010
               (acquired 10/20/03, cost $498,750)
               (RES)                                                    502,135
    17,225,000 Dobson Communications Corp. sr.
               notes 8 7/8s, 2013                                    14,856,563
     3,610,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               3,898,800
    11,474,257 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                             1,147
     2,810,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                               2,950,500
    10,395,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                  2,832,638
     4,532,000 IWO Holdings, Inc. company guaranty
               14s, 2011 (In default) (NON)                           1,223,640
       725,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                       603,563
     8,985,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                    9,029,925
     6,660,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    7,326,000
     1,550,000 MCI Communications Corp. debs.
               Ser. D, 8 1/4s, 2023 (In default)
               (NON)                                                  1,224,500
       615,000 MCI Communications Corp. sr. notes
               6.95s, 2006 (In default) (NON)                           485,850
     4,195,000 MCI Communications Corp. sr. notes
               Ser. D, 7 1/2s, 2004 (In default)
               (NON)                                                  3,314,050
     2,105,000 MCI Communications Corp. sr. notes
               Ser. D, 6 1/2s, 2010 (In default)
               (NON)                                                  1,662,950
     2,333,333 Nextel bank term loan FRN 3.41s,
               2010 (acquired 10/31/03, cost
               $2,138,306) (RES)                                      2,354,042
     6,721,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                     7,544,323
    13,295,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                    14,325,363
     3,029,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          3,513,640
     5,025,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                   5,565,188
    13,580,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                          14,326,900
     3,409,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                           3,545,360
       699,000 PanAmSat Corp. notes 6 3/8s, 2008                        705,990
       690,625 Qwest Communications International,
               Inc. bank term loan FRN 6 1/2s, 2007
               (acquired 6/5/03, cost $683,719)
               (RES)                                                    718,394
    11,475,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                      10,843,875
       600,000 Qwest Communications International,
               Inc. 144A sr. notes FRN  4.63s, 2009                     567,000
    24,908,000 Qwest Corp. 144A notes 8 7/8s, 2012                   28,395,120
     3,310,000 Qwest Services Corp. 144A notes 14s,
               2014                                                   4,005,100
       455,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                            477,750
     1,312,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                  1,600,640
       365,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                             372,300
     1,525,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                   1,464,000
       250,000 SBA bank term loan FRN 4.6s, 2008
               (acquired 2/3/04, cost $250,000)
               (RES)                                                    251,875
     1,515,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                          1,518,788
     2,975,000 SBA Telecommunications Inc. 144A sr.
               dis. notes stepped-coupon zero %
               (9 3/4s, 12/15/07), 2011 (STP)                         2,052,750
       825,000 Time Warner Telecom, Inc. 144A sec.
               notes FRN 5.12s, 2011                                    818,813
     3,215,000 Time Warner Telecom, Inc. 144A sr.
               notes 9 1/4s, 2014                                     3,190,888
     5,824,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                   6,435,520
        78,000 U S West, Inc. notes 5 5/8s, 2008                         77,610
     3,832,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero % (14s,
               4/15/05), 2010 (STP)                                   3,602,080
     3,210,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                     3,121,725
     3,576,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                         3,307,800
    10,340,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                          10,857,000
                                                                 --------------
                                                                    265,200,471

Conglomerates (0.7%)
-------------------------------------------------------------------------------
     2,526,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                         2,682,061
     5,075,000 Tyco International Group SA company
               guaranty 6 7/8s, 2029  (Luxembourg)                    5,314,012
         3,000 Tyco International Group SA company
               guaranty 6 3/8s, 2005  (Luxembourg)                        3,150
    12,253,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                             13,237,798
     3,180,000 Tyco International Group SA 144A sr.
               notes 6s, 2013 (Luxembourg)                            3,327,174
                                                                 --------------
                                                                     24,564,195

Consumer (1.1%)
-------------------------------------------------------------------------------
    10,514,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                12,038,530
     8,890,000 Jostens Holding Corp. 144A sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         5,911,850
       947,776 Jostens, Inc. bank term loan FRN
               Ser. B, 3.72s, 2010 (acquired
               7/28/03, cost $947,776) (RES)                            956,780
     3,016,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                          3,438,240
    14,878,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                         15,510,315
                                                                 --------------
                                                                     37,855,715

Consumer Goods (1.2%)
-------------------------------------------------------------------------------
     6,282,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                     6,957,315
     2,305,000 Elizabeth Arden, Inc. 144A company
               guaranty 7 3/4s, 2014                                  2,379,913
    11,592,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                 10,751,580
     6,910,000 Playtex Products, Inc. 144A secd.
               notes 8s, 2011                                         7,186,400
       432,927 Rayovac Corp. bank term loan FRN
               Ser. B, 4.8671s, 2009  (acquired
               9/26/02, cost $432,495) (RES)                            435,273
     7,821,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 8,172,945
       817,000 Revlon Consumer Products sr. notes
               9s, 2006                                                 861,935
       565,000 Revlon Consumer Products sr. notes
               8 1/8s, 2006                                             598,900
       500,000 Scotts Co. (The) bank term loan FRN
               3.125s, 2010 (acquired
               10/16/03, cost $500,000) (RES)                           506,250
     2,335,000 Scotts Co. (The) 144A sr. sub. notes
               6 5/8s, 2013                                           2,416,725
                                                                 --------------
                                                                     40,267,236

Consumer Services (0.5%)
-------------------------------------------------------------------------------
     6,145,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     7,189,650
       600,000 Itron, Inc. bank term loan FRN Libor
               plus a specified amount,
               2010 (acquired 11/20/03, cost
               $600,000) (RES)                                          605,250
    10,135,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  9,957,638
                                                                 --------------
                                                                     17,752,538

Distribution (0.1%)
-------------------------------------------------------------------------------
     5,816,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                         959,640
     2,642,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                  435,930
                                                                 --------------
                                                                      1,395,570

Energy (7.7%)
-------------------------------------------------------------------------------
     7,450,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     7,859,750
     8,105,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                          8,023,950
     6,150,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           6,565,125
     3,334,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      3,846,603
     3,742,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                  4,088,135
     7,445,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           8,133,663
     4,485,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           4,535,456
       660,000 Dresser, Inc. bank term loan FRB
               4.652s, 2010 (acquired 2/27/04, cost
               $664,950) (RES)                                          669,282
     5,599,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           6,074,915
       763,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                            854,560
     4,873,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  5,214,110
     4,930,000 Exco Resources, Inc. 144A company
               guaranty 7 1/4s, 2011                                  5,065,575
     5,624,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           5,905,200
     1,819,000 Forest Oil Corp. sr. notes 8s, 2011                    1,964,520
     2,507,000 Forest Oil Corp. sr. notes 8s, 2008                    2,707,560
     3,080,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                               3,449,600
        30,000 Grant Prideco Escrow Corp. company
               guaranty 9s, 2009                                         33,450
     3,320,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                           3,486,000
     4,990,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           3,779,925
     3,330,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                   3,529,800
     3,749,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                    4,152,018
     2,755,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           2,865,200
     1,574,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                  1,656,635
       305,672 Magellan Midstream Holdings bank
               term loan FRN 4.67s, 2008  (acquired
               6/13/03, cost $302,616) (RES)                            309,493
     5,065,000 Massey Energy Co. 144A sr. notes
               6 5/8s, 2010                                           5,216,950
     6,220,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           6,997,500
     6,060,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  5,878,200
     5,449,415 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      5,531,156
     6,740,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                           7,704,500
       500,000 Parker Drilling Co. bank term loan
               FRN 5.36s, 2007  (acquired 10/22/03,
               cost $500,000) (RES)                                     505,313
     4,880,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  5,368,000
       316,359 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.6627s, 2010  (acquired
               3/20/03, cost $316,359) (RES)                            318,798
     1,540,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                          1,709,400
    13,970,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                         15,157,450
     5,200,000 Petro Geo-Svcs. notes 10s, 2010
               (Norway)                                               5,642,000
     7,564,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                          9,635,507
     1,601,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                            1,765,826
     3,296,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                    3,864,560
     5,200,000 Plains Exploration & Production Co.
               company guaranty Ser. B, 8 3/4s,
               2012                                                   5,811,000
     4,500,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            5,028,750
     6,059,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   6,755,785
       531,000 Pride International, Inc. sr. notes
               10s, 2009                                                566,179
     3,438,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                     3,528,248
     5,165,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  5,423,250
     2,848,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                         28
     6,705,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    7,442,550
     1,645,000 Star Gas Partners LP/Star Gas
               Finance Co. 144A sr. notes 10 1/4s,
               2013                                                   1,825,950
     3,514,615 Star Gas Propane 1st Mtge. 8.04s,
               2009 (acquired 5/7/03, cost
               $3,444,323) (RES)                                      3,611,267
     3,710,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                           4,136,650
     2,235,000 Trico Marine bank guaranty FRN
               7.152s, 2009 (acquired 2/3/04, cost
               $2,190,300) (RES)                                      2,235,000
     9,683,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                  6,874,930
     1,375,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                     1,471,250
     3,408,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           3,731,760
     3,343,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                     3,543,580
     6,325,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  6,989,125
     4,575,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                          5,055,375
     6,046,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                   7,058,705
     2,785,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                   3,039,131
                                                                 --------------
                                                                    254,194,198

Entertainment (1.3%)
-------------------------------------------------------------------------------
     4,760,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     5,247,900
     6,685,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     7,002,538
     4,810,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                    4,797,975
       660,000 AMF Bowling Worldwide bank term loan
               FRN 4.152s, 2009  (acquired 2/25/04,
               cost $660,000) (RES)                                     664,950
     7,930,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               8,861,775
       235,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                     244,400
       149,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                     167,625
       225,000 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.6053s, 2009  (acquired
               1/15/03, cost $224,719) (RES)                            227,531
     5,861,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                   6,029,504
     8,190,000 Six Flags, Inc. 144A sr. notes
               9 5/8s, 2014                                           8,640,450
                                                                 --------------
                                                                     41,884,648

Financial (1.4%)
-------------------------------------------------------------------------------
     2,640,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 2,785,200
     5,000,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 5,506,250
    19,775,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                  12,408,813
     4,430,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                       5,016,975
     3,015,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               3,241,125
     3,985,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                               4,124,475
     2,720,000 Peoples Bank-Bridgeport sub. notes
               9 7/8s, 2010 (acquired various dates
               from 1/12/01 to 3/12/02, cost
               $2,830,941) (RES)                                      3,512,951
     4,570,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        4,707,100
     5,204,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           5,958,580
                                                                 --------------
                                                                     47,261,469

Food (1.3%)
-------------------------------------------------------------------------------
       469,507 Agrilink Foods bank term loan FRN
               Ser. B, 3.8747s, 2008  (acquired
               8/9/02, cost $469,507) (RES)                             473,763
     3,391,963 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                            1,322,866
        90,000 Aurora Foods, Inc. sr. sub. notes
               Ser. B, 8 3/4s, 2008 (In default)
               (NON)                                                     78,075
     1,530,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   1,621,800
     1,850,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   2,048,875
     5,010,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           5,536,050
     1,086,951 Del Monte Foods Co. bank term loan
               FRN Ser. B, 3.3802s, 2010  (acquired
               12/16/02, cost $1,081,516) (RES)                       1,102,576
     4,291,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           3,904,810
       235,035 Dole Food Co. bank term loan FRN
               3.867s, 2009 (acquired various
               dates from 3/28/03 to 11/20/03, cost
               $235,035) (RES)                                          238,952
     2,190,000 Dole Food Co. sr. notes 8 7/8s, 2011                   2,348,775
     1,840,000 Dole Food Co. sr. notes 8 5/8s, 2009                   1,978,000
     6,530,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                   5,224,000
     7,753,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                   6,745,110
       818,807 Pinnacle Foods Holding Corp. bank
               term loan FRN Libor plus a
               specified amount, 2010 (acquired
               11/26/03, cost $818,807) (RES)                           825,972
       231,193 Pinnacle Foods Holding Corp. bank
               term loan FRN 3.84s, 2010  (acquired
               11/26/03, cost $231,193) (RES)                           233,216
     3,670,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                            3,844,325
     5,451,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                       5,914,335
                                                                 --------------
                                                                     43,441,500

Gaming & Lottery (5.3%)
-------------------------------------------------------------------------------
     5,460,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 6,279,000
       360,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     401,400
     3,815,000 Argosy Gaming Co. 144A sr. sub.
               notes 7s, 2014                                         3,905,606
     2,829,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           3,126,045
     3,175,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                3,472,656
     8,590,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                  9,642,275
     6,681,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          6,898,133
     8,370,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  8,819,888
     4,420,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                        4,806,750
     4,140,000 Mandalay Resort Group sr. notes
               6 1/2s, 2009                                           4,367,700
       809,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             875,743
     5,549,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           6,478,458
         2,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                               2,305
     2,900,000 Mirage Resorts, Inc. notes 6 3/4s,
               2008                                                   3,124,750
     2,325,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                2,563,313
     3,149,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8s, 2012                                    3,456,028
     7,246,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                7,572,070
     1,465,000 Park Place Entertainment Corp. sr.
               notes 8 1/2s, 2006                                     1,622,488
     4,189,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     4,660,263
     4,475,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         4,866,563
     2,834,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                3,209,505
     1,805,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                2,039,650
     4,820,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                         5,410,450
     8,402,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     9,032,150
       425,000 Pinnacle Entertainment, Inc. bank
               term loan FRN 4.59s, 2009  (acquired
               12/15/03, cost $425,000) (RES)                           429,250
     4,305,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                4,444,913
     3,855,000 Pinnacle Entertainment, Inc. 144A
               sr. sub. notes 8 1/4s, 2012                            3,827,321
     6,243,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          6,898,515
     6,345,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                     6,662,250
     1,513,563 Scientific Games Holdings bank term
               loan FRB 3.85s, 2008  (acquired
               12/11/02, cost $1,505,995) (RES)                       1,533,743
     6,975,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                           7,498,125
     4,485,000 Station Casinos, Inc. 144A sr. sub.
               notes 6 7/8s, 2016                                     4,529,850
    11,174,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         9,162,680
    14,491,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                14,382,318
     8,731,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                    10,040,650
                                                                 --------------
                                                                    176,042,804

Health Care (6.1%)
-------------------------------------------------------------------------------
       150,723 ALARIS Medical Systems, Inc. bank
               term loan FRN 3.655s, 2009
               (acquired 6/30/03, cost $150,723)
               (RES)                                                    152,306
       440,748 Alderwoods Group, Inc. bank term
               loan FRN 3.957s, 2008  (acquired
               9/9/03, cost $440,748) (RES)                             445,982
     8,773,000 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                 9,748,996
     5,305,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                    5,344,788
     5,289,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  5,685,675
     4,730,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           5,262,125
     9,095,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                       10,095,450
       623,438 Beverly Enterprises, Inc. bank term
               loan FRN 4.407s, 2008  (acquired
               10/20/03, cost $621,879) (RES)                           629,672
     4,334,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                          4,334,000
       592,500 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.67s,
               2010 (acquired 7/11/02, cost
               $592,500) (RES)                                          601,980
     1,617,468 Dade Behring, Inc. company guaranty
               11.91s, 2010                                           1,866,154
     1,085,993 DaVita, Inc. bank term loan FRN
               Ser. B, 3.4162s, 2009 (acquired
               various dates from 7/17/03 to
               1/30/04, cost $1,092,868) (RES)                        1,098,598
     4,310,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          4,784,100
       498,750 Hanger Orthopedic Group, Inc. bank
               term loan FRN 3.8688s,
               2009 (acquired 9/29/03, cost
               $498,750) (RES)                                          502,491
     4,234,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         4,779,128
     5,993,000 HCA, Inc. debs. 7.19s, 2015                            6,687,385
     3,080,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   3,502,588
     3,150,000 HCA, Inc. notes 8.36s, 2024                            3,684,001
       735,000 HCA, Inc. notes 7.69s, 2025                              808,785
       716,000 HCA, Inc. notes 7s, 2007                                 791,618
       116,000 HCA, Inc. sr. notes 7 7/8s, 2011                         134,021
     8,659,000 Healthsouth Corp. notes 7 5/8s, 2012                   8,290,993
     3,722,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   3,675,475
     2,125,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                   2,109,063
     2,041,000 Healthsouth Corp. sr. notes 7s, 2008                   1,938,950
     5,760,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                     6,451,200
     3,215,000 Insight Health Svcs. Corp. 144A
               company guaranty 9 7/8s, 2011                          3,263,225
       746,250 Kinetic Concepts, Inc. bank term
               loan FRN 3.92s, 2011  (acquired
               8/5/03, cost $747,969) (RES)                             755,812
     2,145,923 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                             2,285,408
       528,594 Medex, Inc. bank term loan FRN
               4.1525s, 2009 (acquired 5/16/03 to
               6/16/03, cost $528,335) (RES)                            531,677
    10,442,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                             1,044
     6,546,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  7,396,980
    10,600,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                             11
     3,420,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                     3,556,800
     6,090,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           6,242,250
     7,409,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         8,687,053
     7,205,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     7,439,163
     3,757,000 Service Corp. International debs.
               7 7/8s, 2013                                           3,841,533
       670,000 Service Corp. International notes
               7.2s, 2006                                               701,825
       228,000 Service Corp. International notes
               6 7/8s, 2007                                             238,260
     1,006,000 Service Corp. International notes
               6 1/2s, 2008                                           1,031,150
     7,786,000 Service Corp. International notes
               6s, 2005                                               7,980,650
     2,281,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   2,440,670
     6,300,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          7,024,500
     1,775,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   1,641,875
       410,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                             361,825
     7,140,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                           6,336,750
     8,920,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                           8,474,000
     1,496,414 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.1s, 2008  (acquired
               various dates from 4/23/01 to
               4/24/01, cost $1,505,857) (RES)                        1,514,963
    10,080,000 Triad Hospitals, Inc. 144A sr. sub.
               notes 7s, 2013                                        10,432,800
     7,780,000 Universal Hospital Services, Inc.
               144A sr. notes 10 1/8s, 2011                           8,305,150
     6,360,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                              7,234,500
                                                                 --------------
                                                                    201,125,398

Homebuilding (1.7%)
-------------------------------------------------------------------------------
     3,759,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  4,172,490
     1,405,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                  1,559,550
     1,105,000 Beazer Homes USA, Inc. 144A sr.
               notes 6 1/2s, 2013                                     1,124,338
     5,539,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   6,342,155
     2,625,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                   2,802,188
     2,628,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   2,654,280
     3,750,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         4,406,250
     4,180,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          4,587,550
     2,917,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     2,953,463
     3,370,000 K. Hovnanian Enterprises, Inc. 144A
               sr. notes 6 3/8s, 2014                                 3,344,725
       250,000 Landsource bank term loan FRN
               3.625s, 2010 (acquired 1/12/04, cost
               $250,000) (RES)                                          253,125
     2,690,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                           3,012,800
       220,000 Ryland Group, Inc. sr. sub. notes
               9 1/8s, 2011                                             249,700
     3,450,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          4,023,563
     3,405,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 3,864,675
     2,572,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      2,784,190
     2,309,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                 2,591,853
     6,427,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  7,037,565
                                                                 --------------
                                                                     57,764,460

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------
     4,200,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                   4,347,000
    11,997,265 Sealy Mattress Co. 144A sr. notes
               zero %, 2008                                          11,157,457
                                                                 --------------
                                                                     15,504,457

Lodging/Tourism (2.4%)
-------------------------------------------------------------------------------
     4,196,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                       4,458,250
     6,500,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                         6,881,875
     9,669,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                  10,925,970
     5,414,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                          5,603,490
     1,695,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,877,213
     2,555,000 Host Marriott LP sr. notes 7 1/8s,
               2013                                                   2,638,038
     1,200,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       1,278,000
     4,225,000 ITT Corp. debs. 7 3/8s, 2015                           4,499,625
     5,715,000 ITT Corp. notes 6 3/4s, 2005                           5,986,463
    12,630,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                        13,735,125
     4,845,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              5,014,575
     5,255,000 Meristar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                  5,425,788
       715,000 MeriStar Hospitality Operating
               Partnership/MeriStar
               Hospitality Finance Corp. company
               guaranty 10 1/2s, 2009                                   754,325
     5,635,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                           6,057,625
       561,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                      625,515
     3,374,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    3,652,355
                                                                 --------------
                                                                     79,414,232

Media (0.4%)
-------------------------------------------------------------------------------
       123,543 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.1215s,
               2009 (acquired 5/27/03, cost
               $123,234) (RES)                                          124,263
       308,857 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.1607s,
               2009 (acquired 5/27/03, cost
               $308,084) (RES)                                          310,658
     4,835,000 Affinity Group Inc. 144A sr. sub.
               notes 9s, 2012                                         5,016,313
     5,225,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                  5,531,812
       450,000 Lions Gate Entertainment bank term
               loan FRN 4.43s, 2008  (acquired
               12/15/03, cost $450,000) (RES)                           450,563
       425,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.85s, 2008  (acquired
               6/23/03, cost $425,000) (France)
               (RES)                                                    427,391
       240,000 Vivendi Universal SA sr. notes
               9 1/4s, 2010 (France)                                    282,600
                                                                 --------------
                                                                     12,143,600

Publishing (3.6%)
-------------------------------------------------------------------------------
       943,519 Dex Media West, LLC bank term loan
               FRN 3.8931s, 2010  (acquired 9/9/03,
               cost $943,519) (RES)                                     956,296
    12,045,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                          13,460,288
     4,720,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero % (9s,
               11/15/08), 2013 (STP)                                  3,150,600
     9,295,000 Dex Media, Inc. 144A notes 8s, 2013                    9,295,000
    12,706,100 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                 14,643,780
       422,875 Moore Wallace bank term loan FRN
               Ser. B, 3.1313s, 2010  (acquired
               3/13/03, cost $422,875) (RES)                            423,555
     9,212,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           9,511,390
     4,517,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           4,517,000
     5,095,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   5,107,738
     3,200,000 Reader's Digest Association, Inc.
               (The) 144A sr. notes 6 1/2s, 2011                      3,200,000
     1,200,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                  1,356,000
     8,470,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 9,571,100
     4,242,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                           5,047,980
     2,125,000 TDL Infomedia Holdings PLC sr. disc.
               notes stepped-coupon zero %
               (15 1/2s, 10/15/04), 2010 (United
               Kingdom) (STP)                                         2,082,500
     8,978,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  9,157,560
     4,160,000 Vertis, Inc. sec. notes 9 3/4s, 2009                   4,430,400
     6,870,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                   6,784,125
       890,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                   876,650
     1,790,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                 1,861,600
    12,883,117 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                            11,530,390
     2,300,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          2,320,125
                                                                 --------------
                                                                    119,284,077

Restaurants (0.6%)
-------------------------------------------------------------------------------
     7,558,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   6,235,350
     6,559,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                   8,100,365
     3,480,000 Yum! Brands, Inc. sr. notes 7.7s,
               2012                                                   4,071,600
     1,510,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                   1,728,950
                                                                 --------------
                                                                     20,136,265

Retail (2.2%)
-------------------------------------------------------------------------------
       284,600 Advance Stores bank term loan FRN
               Ser. C, 3.926s, 2007  (acquired
               3/4/03, cost $284,600) (RES)                             287,357
     3,430,000 Asbury Automotive Group, Inc. 144A
               sr. sub. notes 8s, 2014                                3,438,575
     7,838,000 Autonation, Inc. company guaranty
               9s, 2008                                               9,052,890
       300,000 Couche-Tard bank term loan FRN
               3 3/8s, 2010 (acquired
               12/16/03, cost $300,000) (RES)                           302,125
     3,024,000 Gap, Inc. (The) notes 6.9s, 2007                       3,341,520
     5,350,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                5,510,500
     8,860,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                  10,011,800
     1,621,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                   1,815,520
     6,590,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   7,133,675
       680,000 JC Penney Co., Inc. notes 9s, 2012                       829,600
       240,000 JC Penney Co., Inc. notes 8s, 2010                       277,200
       509,318 PETCO Animal Supplies, Inc. bank
               term loan FRN 3.67s, 2009  (acquired
               8/6/03, cost $509,318) (RES)                             514,411
       425,000 Rite Aid Corp. bank term loan FRN
               4.1s, 2008 (acquired 5/16/03, cost
               $424,469) (RES)                                          432,969
     5,030,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           5,608,450
       335,000 Rite Aid Corp. debs. 6 7/8s, 2013                        318,250
     1,195,000 Rite Aid Corp. notes 7 1/8s, 2007                      1,200,975
       860,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     924,500
     5,189,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   5,617,093
       370,000 Rite Aid Corp. 144A notes 6s, 2005                       369,075
     1,000,000 Saks, Inc. company guaranty 7 1/2s,
               2010                                                   1,092,500
     9,155,000 Saks, Inc. 144A company guaranty 7s,
               2013                                                   9,544,088
       750,000 TM Group Holdings sr. notes 11s,
               2008 (United Kingdom)                                    780,000
     3,759,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  4,153,695
                                                                 --------------
                                                                     72,556,768

Technology (2.4%)
-------------------------------------------------------------------------------
     6,058,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 7,118,150
       527,266 Amkor Technologies, Inc. bank term
               loan FRN 5.1s, 2006  (acquired
               4/27/03, cost $527,962) (RES)                            533,197
     3,368,000 DigitalNet Holdings Inc. sr. notes
               9s, 2010                                               3,629,020
     8,626,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           9,402,340
     1,545,000 Iron Mountain, Inc. company guaranty
               6 5/8s, 2016                                           1,498,650
       350,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             285,250
     4,029,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            3,293,708
       445,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             428,313
     4,827,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     5,768,265
     7,356,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                             7,990,455
     3,040,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   4,286,400
     4,684,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               5,070,430
     3,225,000 Viasystems, Inc. 144A sr. sub. notes
               10 1/2s, 2011                                          3,515,250
     4,340,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                      4,253,200
       504,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                     587,160
     3,715,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   3,826,450
    10,424,000 Xerox Corp. sr. notes 7 5/8s, 2013                    11,101,560
     5,845,000 Xerox Corp. sr. notes 7 1/8s, 2010                     6,239,538
                                                                 --------------
                                                                     78,827,336

Textiles (0.7%)
-------------------------------------------------------------------------------
       188,000 Levi Strauss & Co. notes 7s, 2006                        129,720
     9,703,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          6,695,070
     4,250,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                     4,526,250
     1,935,000 Phillips-Van Heusen Corp. 144A sr.
               notes 7 1/4s, 2011                                     1,944,675
     6,073,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           6,407,015
     3,401,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   3,945,160
                                                                 --------------
                                                                     23,647,890

Tire & Rubber (0.4%)
-------------------------------------------------------------------------------
       440,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 5.34s,
               2006 (acquired 2/19/04, cost
               $440,000) (RES)                                          436,700
    12,475,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                    10,603,750
     1,840,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                     1,582,400
                                                                 --------------
                                                                     12,622,850

Tobacco (0.1%)
-------------------------------------------------------------------------------
     3,230,000 North Atlantic Trading Co. 144A sr.
               notes 9 1/4s, 2012                                     3,310,750

Transportation (1.4%)
-------------------------------------------------------------------------------
     6,032,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                          5,851,040
     5,475,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   5,256,000
        70,832 Aran Shipping & Trading SA notes
               8.3s, 2005 (Greece) (In default)
               (NON)                                                          1
     7,906,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          7,036,340
     3,555,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                   3,312,011
     2,173,090 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s, 2012                   1,868,858
     8,753,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          9,759,595
     1,685,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                          1,735,550
     1,950,000 Northwest Airlines, Inc. company
               guaranty 8 7/8s, 2006                                  1,813,500
        40,000 Northwest Airlines, Inc. company
               guaranty 8.7s, 2007                                       35,700
       378,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                     377,528
     4,915,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                  4,828,988
       615,417 Pacer International, Inc. bank term
               loan FRN 3.9037s, 2010  (acquired
               6/10/03, cost $618,568) (RES)                            620,802
     1,747,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         2,052,725
     4,459,738 US Air, Inc. pass-through
               certificates Ser. 93-A3, 10 3/8s,
               2013  (In default) (NON)                               1,427,116
                                                                 --------------
                                                                     45,975,754

Utilities & Power (8.4%)
-------------------------------------------------------------------------------
       795,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     848,663
       171,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                     179,550
     7,235,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   7,994,675
     7,390,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           8,138,238
     8,380,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           8,296,200
     3,040,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    3,268,000
       600,000 BV Holdings bank term loan FRN 7s,
               2006 (acquired 12/10/03, cost
               $597,000) (RES)                                          604,500
     4,283,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s, 2008
               (Canada)                                               3,308,618
     1,317,000 Calpine Corp. sr. notes 8 3/4s, 2007                   1,070,063
       700,000 Calpine Corp. sr. notes 8 5/8s, 2010                     533,750
     6,218,000 Calpine Corp. sr. notes 7 7/8s, 2008                   4,725,680
    16,637,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                          15,306,040
     2,490,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     2,685,251
     2,100,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                         2,413,001
        10,000 Cleveland Electric Illuminating Co.
               (The) 144A sr. notes Ser. D,  7.88s,
               2017                                                      12,225
     9,434,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                  9,599,095
       175,000 CMS Energy Corp. sr. notes 9 7/8s,
               2007                                                     193,156
     2,199,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   2,383,184
     1,254,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,344,915
     1,730,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                           1,790,550
     1,996,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,741,510
    12,605,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                   14,054,575
     3,500,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           3,500,000
     5,330,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           5,063,500
     2,399,000 Edison Mission Energy sr. notes 10s,
               2008                                                   2,518,950
     3,735,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                           3,921,750
     3,045,000 Edison Mission Energy sr. notes
               7.73s, 2009                                            2,923,200
     3,630,000 El Paso Corp. sr. notes 7 3/8s, 2012                   3,158,100
     8,470,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           6,797,175
     1,745,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                           1,836,613
     1,730,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                   1,768,925
    10,025,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          9,423,500
     1,973,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                   2,042,055
       458,221 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                    490,296
     5,890,000 Midwest Generation LLC pass-through
               certificates Ser. A, 8.3s, 2009                        6,243,400
     5,105,000 Mirant Americas Generation, Inc. sr.
               notes 7 5/8s, 2006 (In default)
               (NON)                                                  4,109,525
     2,530,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                    2,036,650
     2,683,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    2,783,613
     6,200,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   6,882,000
     7,465,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  8,136,850
     3,110,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                2,830,100
     1,606,470 NRG bank term loan FRN 5 1/2s, 2010
               (acquired 12/19/03, cost $1,598,437)
               (RES)                                                  1,649,142
       899,479 NRG bank term loan FRN 1.07s, 2010
               (acquired 12/19/03, cost $894,982)
               (RES)                                                    923,372
    16,485,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                              17,020,763
     6,000,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              7,320,000
     3,150,000 Pacific Gas & Electric Co. 144A sr.
               notes 10 3/8s, 2005 (In default)
               (NON)                                                  3,150,000
     7,905,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                   8,497,875
     1,430,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                       1,458,600
     5,540,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           5,810,075
     4,505,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   4,775,300
       340,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             365,075
     2,840,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   3,290,850
     1,645,000 Teco Energy, Inc. notes 7.2s, 2011                     1,735,475
     4,435,000 Teco Energy, Inc. notes 7s, 2012                       4,606,856
     3,475,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                   3,739,969
       695,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     649,825
       550,000 Teton Power Funding bank term loan
               FRN 4.402s, 2011  (acquired 2/4/04,
               cost $550,000) (RES)                                     555,500
       900,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       918,000
     9,510,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                               9,129,600
     1,730,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                            1,833,800
     5,274,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           6,065,100
     1,330,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           1,429,750
     5,210,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           5,288,150
         3,000 Williams Cos., Inc. (The) notes
               Ser. A, 6 3/4s, 2006                                       3,101
     6,500,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           7,085,000
     3,365,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                           3,449,125
       422,875 Williams Products bank term loan FRN
               4.6s, 2007 (acquired 6/4/03, cost
               $422,875) (RES)                                          425,518
    14,136,881 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                 10,319,923
                                                                 --------------
                                                                    278,453,385
                                                                 --------------
               Total Corporate bonds and notes
               (cost $2,860,646,692)                             $2,918,859,416

Preferred stocks (2.5%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       297,368 Avecia Group PLC $4.00 pfd.
               (acquired various dates from
               6/24/99 to 2/11/04, cost $6,417,528)
               (United Kingdom) (RES) (PIK)                          $5,055,256
       269,495 CSC Holdings, Inc. Ser. M, $11.125
               cum. pfd.                                             28,431,723
        34,967 Decrane Aircraft Holdings, Inc.
               $16.00 pfd. (PIK)                                        276,236
       101,546 Doane Pet Care Co. $7.125 pfd.                         4,975,754
         4,830 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                             4,491,900
         6,670 First Republic Capital Corp. 144A
               10.50% pfd.                                            6,936,800
        88,879 iStar Financial, Inc. $1.95 cum.
               pfd.                                                   2,319,742
       167,775 Lodgian, Inc. Ser. A, $7.06 cum.
               pfd. (PIK)                                             4,194,375
           663 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                           7,598
        32,161 Microcell Telecommunications, Inc.
               zero % pfd. (Canada)                                     567,857
       171,242 North Atlantic Trading Co. 12.00%
               pfd. (PIK)                                             3,810,135
           797 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK)                                        7,551,575
             4 Pegasus Satellite Ser. B, 12.75%
               cum. pfd. (PIK)                                            3,360
        36,436 PRIMEDIA, Inc. Ser. F, $9.20 cum.
               pfd.                                                   3,497,856
         1,809 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd.                                              1,682,370
        12,310 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                  9,663,350
                                                                 --------------
               Total Preferred stocks
               (cost $87,942,837)                                   $83,465,887

Common stocks (1.6%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        17,730 AboveNet, Inc. (NON)                                    $833,310
        18,922 Alderwoods Group, Inc. (NON)                             175,596
     8,780,000 AMRESCO Creditor Trust (acquired
               various dates from 5/5/99 to
               3/18/02, cost $1,860,945) (NON)
               (RES) (R)                                                 87,800
         1,241 Arch Wireless, Inc. Class A (NON)                         27,637
        16,714 Archibald Candy Corp. (NON) (AFF)                            836
       234,223 Aurora Foods, Inc. (NON)                                   1,171
        10,363 Birch Telecom, Inc. (acquired
               9/30/02, cost $0) (NON) (RES)                                104
     1,690,908 Capstar Broadcasting 144A (NON)                        2,840,725
         4,233 Comdisco Holding Co., Inc. (NON)                         177,786
    31,440,192 Contifinancial Corp. Liquidating
               Trust Units                                              314,402
       148,962 Covad Communications Group, Inc.
               (NON)                                                    493,064
        11,305 Crown Castle International Corp.
               (NON)                                                    136,225
       645,566 DigitalGlobe, Inc. 144A (NON) (AFF)                      968,349
         6,026 Genesis HealthCare Corp. (NON)                           164,209
       286,810 Globix Corp. (NON)                                       866,166
         1,894 Knology, Inc. (NON)                                       15,796
           654 Leucadia National Corp.                                   34,008
       177,090 Lodgian, Inc. (NON)                                    1,409,636
       985,000 Loewen Group International, Inc.
               (NON)                                                         99
        31,549 Magellan Health Services, Inc. (NON)                     851,823
       178,784 Mariner Health Care, Inc. (NON)                        3,888,552
        21,000 Mediq, Inc. (NON) (AFF)                                   84,420
           268 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                     4,996
        31,969 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                   595,681
     7,647,000 Morrison Knudsen Corp.                                 1,223,520
       289,692 Pioneer Cos., Inc. (NON)                               1,932,246
        11,906 PSF Group Holdings, Inc. 144A Class
               A (acquired various dates  from
               9/15/93 to 8/13/98, cost
               $39,131,323) (NON) (RES) (AFF)                        17,859,053
         2,118 RCN Corp. (NON)                                              593
       484,229 Regal Entertainment Group (acquired
               various dates from 5/9/02 to
               5/15/02, cost $3,781,686) (NON)
               (RES)                                                  9,854,060
         4,358 Sterling Chemicals, Inc. (NON)                           113,308
         9,048 Sun Healthcare Group, Inc. (NON)                         108,124
    12,695,838 VFB LLC (acquired various dates from
               5/15/02 to 12/8/03, cost $9,558,415)
               (NON) (RES) (AFF)                                      1,713,938
       327,451 VS Holdings, Inc. (NON)                                   32,745
        22,485 Washington Group International, Inc.
               (NON)                                                    865,672
        33,000 Wayland Investment Fund II (acquired
               2/2/01, cost $3,300,000) (NON) (RES)                   4,455,000
             6 WorldCom, Inc. -- WorldCom Group (NON)                         1
                                                                 --------------
               Total Common stocks
               (cost $180,006,611)                                  $52,130,651

Asset-backed securities (0.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,315,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-3, Class A,  9.49s, 2008                  $4,390,513
     1,845,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 9.116s, 2015 (Cayman
               Islands)                                               1,806,370
     2,020,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  9.93s, 2015                      2,050,300
     4,295,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               5A, 9.96s, 2015 (Cayman Islands)                       4,295,000
     1,685,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                   1,674,995
     6,320,000 PGMT Ser. 02, Class B, zero %, 2006                    5,360,308
     3,010,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 3,041,041
                                                                 --------------
               Total Asset-backed securities
               (cost $22,281,085)                                   $22,618,527

Foreign government bonds and notes (0.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,129,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                          $6,154,800
     2,115,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                          2,300,063
     1,700,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          1,953,300
     1,550,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                           1,755,375
     6,040,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 6s  (7s,
               8/15/04), 2030 (STP)                                   5,013,200
     2,365,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                   2,270,400
     1,440,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   1,672,560
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $17,069,519)                             $21,119,698

Convertible preferred stocks (0.6%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        83,650 Crown Castle International Corp.
               $3.125 cv. pfd.                                       $3,816,531
        61,779 Microcell Telecom, Inc. $1.35 cv.
               pfd. (Canada)                                          1,099,562
        49,600 Omnicare, Inc. zero % cv. pfd.                         3,286,000
           816 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                   6,609,600
        56,356 Pegasus Communications Corp. Ser. C,
               6.50% cum. cv. pfd.                                    2,007,683
        63,090 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               4,021,988
                                                                 --------------
               Total Convertible preferred stocks
               (cost $20,985,096)                                   $20,841,364

Convertible bonds and notes (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,080,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                          $1,066,500
     2,190,000 CenterPoint Energy, Inc. 144A cv.
               sr. notes 3 3/4s, 2023                                 2,389,838
    19,813,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                         198
     7,280,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                         8,554,000
       355,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                           355,000
                                                                 --------------
               Total Convertible bonds and notes
               (cost $27,496,126)                                   $12,365,536

U.S. government and agency obligations (1.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $7,500,000 Fannie Mae 1.62s, December 8, 2004                    $7,505,708
    25,000,000 Freddie Mac notes 1.4s, 2004                          25,005,475
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $32,500,000)                       $32,511,183

Brady bonds (0.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,410,000 Peru (Republic of) coll. FLIRB
               4 1/2s, 2017 (acquired various
               dates from 5/14/02 to 8/23/02, cost
               $940,313) (RES)                                       $1,202,025
     2,920,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                     2,489,300
                                                                 --------------
               Total Brady bonds (cost $3,046,781)                   $3,691,325

Warrants (0.1%) (a) (NON)                              Expiration
Number of warrants                                     date               Value
-------------------------------------------------------------------------------
         7,570 AboveNet, Inc.                          9/8/10          $212,717
         6,435 AboveNet, Inc.                          9/8/08           189,833
         8,414 Dayton Superior Corp. 144A              6/15/09               84
             1 Decrane Aircraft Holdings Co. Class B   6/30/10                1
             1 Decrane Aircraft Holdings Co. Class B   6/30/10                1
            31 Doe Run Resources Corp. 144A            12/31/12               1
        11,005 HMP Equity Holdings Corp. 144A          5/15/11        1,540,700
         4,453 MDP Acquisitions PLC 144A (Ireland)     10/1/13          220,424
        19,791 Microcell Telecommunications
               (Canada)                                5/1/08            98,092
        11,875 Microcell Telecommunications
               (Canada)                                5/1/05            49,564
         3,334 Mikohn Gaming Corp. 144A                8/15/08            2,501
           186 ONO Finance PLC 144A (United
               Kingdom)                                2/15/11                2
         3,668 Pliant Corp. 144A                       6/1/10                37
         4,262 Solutia, Inc. 144A                      7/15/09               43
         5,247 Travel Centers of America, Inc. 144A    5/1/09            26,235
        15,004 Ubiquitel, Inc. 144A                    4/15/10                1
        13,879 Washington Group International, Inc.
               Ser. A                                  1/25/06          159,609
        15,861 Washington Group International, Inc.
               Ser. B                                  1/25/06          145,921
         8,574 Washington Group International, Inc.
               Ser. C                                  1/25/06           69,021
         9,684 XM Satellite Radio Holdings, Inc.
               144A                                    3/15/10          484,200
       175,000 ZSC Specialty Chemicals PLC 144A
               (United Kingdom)                        6/30/11          285,250
       175,000 ZSC Specialty Chemicals PLC
               (Preferred) 144A (United Kingdom)       6/30/11           87,500
                                                                 --------------
               Total Warrants (cost $8,484,307)                      $3,571,737

Units(--%) (a) (cost $12,603,530)
Number of units                                                           Value
-------------------------------------------------------------------------------
         3,124 XCL Equity Units (AFF)                                $1,386,703

Short-term investments (2.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $17,500,000 Federal National Mortgage 1.34%,
               September 17, 2004                                   $17,369,730
    67,687,646 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.07%
               and due dates ranging from March 1,
               2004 to April 23, 2004 (d)                            67,687,646
     9,285,192 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.08% and due March 1, 2004
               (d)                                                    9,284,918
        45,000 U.S. Treasury Note zero %, May 6,
               2004 (SEG)                                                44,897
                                                                 --------------
               Total Short-term investments
               (cost $94,387,191)                                   $94,387,191
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,367,449,775)                             $3,266,949,218
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,304,113,011.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 29, 2004 was $175,209,832 or 5.3% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 29, 2004.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at February 29, 2004.


Forward currency contracts to buy at February 29, 2004 (Unaudited) (aggregate face value $1,825,745)

                    Market      Aggregate    Delivery   Unrealized
                    value       face value   date       depreciation
--------------------------------------------------------------------
British Pounds      $882,833    $883,185     6/16/04    $(352)
Euro                 939,748     942,560     6/16/04   (2,812)
--------------------------------------------------------------------
                                                      $(3,164)
--------------------------------------------------------------------


Forward currency contracts to sell at February 29, 2004 (Unaudited) (aggregate face value $34,719,815)

                    Market      Aggregate    Delivery   Unrealized
                    value       face value   date       depreciation
--------------------------------------------------------------------
Euro                $33,786,662 $33,887,821  6/16/04    $101,159
Canadian Dollars        826,785     831,994  6/16/04       5,209
--------------------------------------------------------------------
                                                        $106,368
--------------------------------------------------------------------


Futures contracts outstanding at February 29, 2004 (Unaudited)

                    Market      Aggregate    Expiration Unrealized
                    value       face value   date       depreciation
--------------------------------------------------------------------
U.S. Treasury Note
5 yr (Long)         $4,945,875  $4,931,978   Jun-04     $13,897
--------------------------------------------------------------------



Interest rate swap contracts outstanding at February 29, 2004
(Unaudited)
                                                      Notional             Termination     Unrealized
                                                      amount               date            appreciation
-------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital
Services, Inc. dated October 27, 2000 to
receive semi-annually the notional amount
multiplied by 6.74% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR adjusted by a
specified spread.                                     $59,500,000          10/31/05        $6,122,580
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding at February 29, 2004 (Unaudited)

                                                      Notional             Termination     Unrealized
                                                      amount               date            appreciation
-------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to
receive (pay) semi-annually the notional
amount multiplied by the total rate of return
of the Lehman Brothers U.S. High Yield Index
and pay semi-annually the notional amount
multiplied by the six month USD-Libor
adjusted by a specified spread.                       $7,500,243           5/1/06          $455,252

Agreement with Lehman Brothers Special
Financing, Inc. dated June 16, 2003 to receive
(pay) quarterly the notional amount multiplied
by the return of the Lehman Brothers U.S. High
Yield Index and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR adjusted by a specified spread.             16,001,110           6/1/05           562,702

Agreement with Lehman Brothers Special
Financing, Inc. dated September 30, 2003
to receive(pay) semi-annually the notional
amount multiplied by the total rate of return
of the Lehman Brothers U.S. High Yield Index
and pay semi-annually the notional amount
multiplied by the six month USD-Libor adjusted
by a specified spread.                                17,500,022          10/1/04         1,214,881

Agreement with Lehman Brothers Special
Financing, Inc. dated June 27, 2003 to receive
(pay) quarterly the notional amount multiplied
by the total rate of the Lehman Brothers U.S.
High Yield Index and pay quarterly the notional
amount multiplied by the three month
USD-Libor adjusted by a specified spread.              8,717,876           7/1/04           105,678

Agreement with Merrill Lynch Capital
Services, Inc. dated June 13, 2003 to pay
quarterly the notional amount multiplied
by the three month USD-LIBOR adjusted
by a specified spread and receive/(pay)
quarterly the notional amount multiplied
by the return of the Merrill Lynch US High
Yield Cash Pay Index.                                 10,843,748           1/1/05           130,426
------------------------------------------------------------------------------------------------------
                                                                                         $2,468,939
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
February 29, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $9,132,642 of
securities on loan (identified cost $3,367,449,775) (Note 1)   $3,266,949,218
-------------------------------------------------------------------------------
Cash                                                                8,584,922
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          60,820,928
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,888,437
-------------------------------------------------------------------------------
Receivable for securities sold                                     22,859,818
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         8,591,519
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               13,750
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               106,368
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             171,488
-------------------------------------------------------------------------------
Total assets                                                    3,369,986,448

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   39,064,923
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          8,106,220
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        4,711,529
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            585,230
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                276,166
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,459
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,641,381
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                    3,164
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              1,854,493
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  9,284,918
-------------------------------------------------------------------------------
Other accrued expenses                                                339,954
-------------------------------------------------------------------------------
Total liabilities                                                  65,873,437
-------------------------------------------------------------------------------
Net assets                                                     $3,304,113,011

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $5,101,333,433
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)         (18,886,188)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,686,544,258)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                 (91,789,976)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,304,113,011

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,118,782,449 divided by 263,882,482 shares)                          $8.03
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.03)*                  $8.41
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($800,192,710 divided by 100,141,590 shares)**                          $7.99
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($101,135,109 divided by 12,650,486 shares)**                           $7.99
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($42,750,783 divided by 5,326,158 shares)                               $8.03
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.03)*                  $8.30
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($62,623 divided by 7,802 shares)                         $8.03
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($241,189,337 divided by 30,128,879 shares)               $8.01
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended February 29, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest                                                         $143,107,509
-------------------------------------------------------------------------------
Dividends                                                           5,993,137
-------------------------------------------------------------------------------
Securities lending                                                     26,309
-------------------------------------------------------------------------------
Total investment income                                           149,126,955

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    9,613,102
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,468,876
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             39,443
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       16,926
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,809,805
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               4,314,809
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 549,974
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 115,645
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     130
-------------------------------------------------------------------------------
Other                                                                 496,263
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           50,002
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (50,002)
-------------------------------------------------------------------------------
Total expenses                                                     20,424,973
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (58,124)
-------------------------------------------------------------------------------
Net expenses                                                       20,366,849
-------------------------------------------------------------------------------
Net investment income                                             128,760,106
-------------------------------------------------------------------------------
Net realized loss on investments (including net realized
loss of $1,332,700 on sales of investments in affiliated
issuers) (Notes 1, 3 and 5)                                       (31,498,886)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        6,195,909
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       210,078
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (5,443,259)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  559,144
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the period                    249,361,542
-------------------------------------------------------------------------------
Net gain on investments                                           219,384,528
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $348,144,634
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 29        August 31
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $128,760,106     $288,750,055
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (30,536,158)    (169,865,396)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       249,920,686      484,949,927
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       348,144,634      603,834,586
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (85,545,566)    (192,148,223)
-------------------------------------------------------------------------------
    Class B                                      (29,842,045)     (74,674,852)
-------------------------------------------------------------------------------
    Class C                                       (3,828,731)      (6,641,986)
-------------------------------------------------------------------------------
    Class M                                       (1,701,024)      (3,772,717)
-------------------------------------------------------------------------------
    Class R                                           (1,906)          (1,005)
-------------------------------------------------------------------------------
    Class Y                                       (9,349,271)     (16,802,807)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (418,039,159)     369,906,038
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (200,163,068)     679,699,034

Net assets
-------------------------------------------------------------------------------
Beginning of period                            3,504,276,079    2,824,577,045
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$18,886,188 and $17,377,751, respectively)    $3,304,113,011   $3,504,276,079
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                     February 29
Per-share                            (Unaudited)                                   Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.55           $6.86           $8.10           $9.47          $10.46          $11.47
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .30             .67             .77             .97            1.05            1.11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .48             .71           (1.15)          (1.31)           (.95)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .78            1.38            (.38)           (.34)            .10             .18
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.30)           (.69)           (.81)          (1.00)          (1.09)          (1.13)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.05)           (.03)             --            (.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.30)           (.69)           (.86)          (1.03)          (1.09)          (1.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.03           $7.55           $6.86           $8.10           $9.47          $10.46
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.48*          21.27           (5.10)          (3.49)            .93            1.76
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,118,782      $2,271,756      $1,814,979      $1,584,421      $2,022,516      $2,488,892
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .48*            .98            1.01             .99             .96             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.76*           9.41           10.37           11.40           10.45           10.23
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     34.05*          75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                     February 29
Per-share                            (Unaudited)                                   Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.52           $6.84           $8.07           $9.44          $10.42          $11.43
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .27             .62             .71             .91             .98            1.04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .47             .70           (1.14)          (1.31)           (.94)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .74            1.32            (.43)           (.40)            .04             .09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.27)           (.64)           (.76)           (.94)          (1.02)          (1.05)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.04)           (.03)             --            (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.27)           (.64)           (.80)           (.97)          (1.02)          (1.10)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $7.99           $7.52           $6.84           $8.07           $9.44          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.96*          20.31           (5.69)          (4.23)            .27             .99
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $800,193        $879,566        $793,713        $274,501        $381,093        $669,009
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .86*           1.73            1.76            1.74            1.71            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.38*           8.67            9.40           10.67            9.72            9.53
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     34.05*          75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------
                                                                                 For the
                                              Six months                          period
                                                   ended            Year       March 19,
                                             February 29           ended        2002+ to
Per-share                                    (Unaudited)       August 31       August 31
operating performance                               2004            2003            2002
--------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $7.52           $6.85           $7.60
--------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------
Net investment income (a)                            .27             .62             .29
--------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .47             .68            (.74)
--------------------------------------------------------------------------------------------
Total from
investment operations                                .74            1.30            (.45)
--------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------
From net
investment income                                   (.27)           (.63)           (.28)
--------------------------------------------------------------------------------------------
From return of capital                                --              --            (.02)
--------------------------------------------------------------------------------------------
Total distributions                                 (.27)           (.63)           (.30)
--------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $7.99           $7.52           $6.85
--------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              9.98*          20.08           (6.03)*
--------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $101,135         $87,008         $48,587
--------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .86*           1.73             .80*
--------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           3.39*           8.49            4.17*
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                             34.05*          75.18           74.29 (d)
--------------------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through expense offset arrangements (Note 2).

 (d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

     The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                     February 29
Per-share                            (Unaudited)                                   Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.55           $6.87           $8.10           $9.47          $10.45          $11.47
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .29             .65             .75             .95            1.03            1.09
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .48             .70           (1.15)          (1.31)           (.94)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .77            1.35            (.40)           (.36)            .09             .14
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.29)           (.67)           (.79)           (.98)          (1.07)          (1.10)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.04)           (.03)             --            (.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.29)           (.67)           (.83)          (1.01)          (1.07)          (1.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.03           $7.55           $6.87           $8.10           $9.47          $10.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.32*          20.80           (5.23)          (3.76)            .78            1.42
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $42,751         $45,017         $34,917          $8,601         $11,005         $15,264
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .61*           1.23            1.26            1.24            1.21            1.18
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.63*           9.12            9.79           11.15           10.21           10.00
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     34.05*          75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------
                                                                  For the
                                               Six months          period
                                                    ended        Jan. 21,
                                                  Feb. 29        2003+ to
Per-share                                     (Unaudited)         Aug. 31
operating performance                                2004            2003
--------------------------------------------------------------------------
Net asset value,
beginning of period                                 $7.55           $6.99
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (a)                             .29             .40
--------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                   .48             .54
--------------------------------------------------------------------------
Total from
investment operations                                 .77             .94
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net
investment income                                    (.29)           (.38)
--------------------------------------------------------------------------
From return of capital                                 --              --
--------------------------------------------------------------------------
Total distributions                                  (.29)           (.38)
--------------------------------------------------------------------------
Net asset value,
end of period                                       $8.03           $7.55
--------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              10.34*          13.76*
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $63             $46
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .61*            .75*
--------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.63*           5.59*
--------------------------------------------------------------------------
Portfolio turnover (%)                              34.05*          75.18
--------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS  Y
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                      Six months                                                                          period
                                           ended                                                                        Dec. 31,
                                     February 29                                                                        1998+ to
Per-share                            (Unaudited)                            Year ended August 31                       August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.53           $6.85           $8.09           $9.47          $10.46          $10.83
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .31             .68             .77             .99            1.08             .77
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .48             .71           (1.13)          (1.31)           (.95)           (.35)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .79            1.39            (.36)           (.32)            .13             .42
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.31)           (.71)           (.83)          (1.03)          (1.12)           (.75)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.05)           (.03)             --            (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.31)           (.71)           (.88)          (1.06)          (1.12)           (.79)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.01           $7.53           $6.85           $8.09           $9.47          $10.46
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.67*          21.45           (4.84)          (3.34)           1.17            3.92*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $241,189        $220,883        $132,382         $14,580         $16,668         $21,461
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .36*            .73             .76             .74             .71             .46*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.88*           9.57           10.05           11.61           10.72            6.81*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     34.05*          75.18           74.29 (d)       77.43           60.55           50.65
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
February 29, 2004 (Unaudited)


Note 1
Significant accounting policies

Putnam High Yield Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective December 1, 2003 a redemption fee of 1.00% which is retained by the fund, may apply to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2004, the value of securities loaned amounted to $9,132,642. The fund received cash collateral of $9,284,918 which is pooled with collateral of other Putnam funds into 10 issuers of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $1,600,861,913 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $381,214,708 of capital losses acquired in connection with the acquisition of High Yield Trust II which are subject to limitations imposed by the Code. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $3,690,829   August 31, 2004
     4,909,410   August 31, 2005
    14,566,882   August 31, 2006
   135,892,331   August 31, 2007
   339,129,540   August 31. 2008
   305,968,663   August 31, 2009
   298,606,980   August 31, 2010
   498,097,278   August 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $49,320,027 of losses recognized during the period November 1, 2002 to August 31, 2003.

The aggregate identified cost on a tax basis is $3,385,592,391, resulting in gross unrealized appreciation and depreciation of $215,472,833 and $334,116,006, respectively, or net unrealized depreciation of $118,643,173.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004 to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing functions to the fund. During the six months ended February 29, 2004 the fund paid $1,891,104 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended February 29, 2004, the fund's expenses were reduced by $58,124 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,661 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $156,903 and $1,600 from the sale of class A and class M shares, respectively, and received $1,453,477 and $29,453 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received $92,859 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,110,609,976 and $1,359,777,566, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At February 29, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         33,452,968      $261,247,828
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     7,287,914        57,308,842
----------------------------------------------------------------
                                    40,740,882       318,556,670

Shares repurchased                 (77,695,445)     (611,783,851)
----------------------------------------------------------------
Net decrease                       (36,954,563)    $(293,227,181)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        145,785,467    $1,042,058,741
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    16,597,854       117,784,000
----------------------------------------------------------------
                                   162,383,321     1,159,842,741

Shares repurchased                (125,950,786)     (902,791,022)
----------------------------------------------------------------
Net increase                        36,432,535      $257,051,719
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,324,637       $90,037,375
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,299,263        16,002,291
----------------------------------------------------------------
                                    13,623,900       106,039,666

Shares repurchased                 (30,513,108)     (239,338,175)
----------------------------------------------------------------
Net decrease                       (16,889,208)    $(133,298,509)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         44,160,108      $314,502,228
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,669,255        40,058,308
----------------------------------------------------------------
                                    49,829,363       354,560,536

Shares repurchased                 (48,893,664)     (349,166,755)
----------------------------------------------------------------
Net increase                           935,699        $5,393,781
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,207,504       $48,070,901
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       357,264         2,769,193
----------------------------------------------------------------
                                     6,564,768        50,840,094

Shares repurchased                  (5,478,782)      (43,416,926)
----------------------------------------------------------------
Net increase                         1,085,986        $7,423,168
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,718,402      $133,618,312
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       587,322         4,197,741
----------------------------------------------------------------
                                    19,305,724       137,816,053

Shares repurchased                 (14,837,161)     (107,524,031)
----------------------------------------------------------------
Net increase                         4,468,563       $30,292,022
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,191,464        $9,303,160
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       165,242         1,299,275
----------------------------------------------------------------
                                     1,356,706        10,602,435

Shares repurchased                  (1,993,946)      (15,751,021)
----------------------------------------------------------------
Net decrease                          (637,240)      $(5,148,586)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,402,242       $24,330,666
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       356,289         2,534,391
----------------------------------------------------------------
                                     3,758,531        26,865,057

Shares repurchased                  (2,880,242)      (20,781,685)
----------------------------------------------------------------
Net increase                           878,289        $6,083,372
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,698           $13,594
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           196             1,542
----------------------------------------------------------------
                                         1,894            15,136

Shares repurchased                        (154)           (1,219)
----------------------------------------------------------------
Net increase                             1,740           $13,917
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 15            $1,500
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             5               500
----------------------------------------------------------------
                                            20             2,000

Shares repurchased                          (3)             (300)
----------------------------------------------------------------
Net increase                                17            $1,700
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,914,303       $38,663,343
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,187,990         9,349,271
----------------------------------------------------------------
                                     6,102,293        48,012,614

Shares repurchased                  (5,297,038)      (41,814,582)
----------------------------------------------------------------
Net increase                           805,255        $6,198,032
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,737,927      $102,795,238
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,179,863        16,802,807
----------------------------------------------------------------
                                    16,917,790       119,598,045

Shares repurchased                  (6,915,851)      (48,557,716)
----------------------------------------------------------------
Net increase                        10,001,939       $71,040,329
----------------------------------------------------------------


Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                Purchase        Sales  Dividend         Market
Affiliates                          cost         cost    Income          Value
------------------------------------------------------------------------------
Archibald Candy Corp.                $--          $--       $--           $836
DigitalGlobe, Inc. 144A*              --           --        --        968,349
Jasper Energy 144A*                   --           --        --             --
Mediq, Inc.                           --           --        --         84,420
Pioneer Cos., Inc.                    --      707,311        --             --
PSF Group Holdings Inc., 144A
Class A                               --           --        --     17,859,053
Safety Components
International, Inc.                   --   11,094,122        --             --
VFB LLC (United Kingdom)*             --           --        --      1,713,938
XCL Equity Units*             12,182,999           --        --      1,386,703
York Research Corp. 144A*             --           --        --             --
------------------------------------------------------------------------------
Totals                       $12,182,999  $11,801,433       $--    $22,013,299
------------------------------------------------------------------------------

* Securities received/written off as the result of a corporate action.

  Market values are shown for those securities affiliated at period end.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended February 29, 2004, Putnam Management has assumed $50,002 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds* (formerly 4.75%).

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA034-212135  014/324/2AC  4/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Trust
Supplement to Semiannual Report dated 2/29/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/29/04

                                                                        NAV
6 months                                                              10.67%
1 year                                                                24.85
5 years                                                               28.63
Annual average                                                         5.16
10 years                                                              69.76
Annual average                                                         5.43
Life of fund (since class A inception, 2/14/78)
Annual average                                                         9.35

Share value:                                                            NAV

8/31/03                                                               $7.53
2/29/04                                                               $8.01

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                      6         $0.312             --             $0.312

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004